Exhibit 10.13

                    STOCK PLEDGE AND SECURITY AGREEMENT

      This Stock Pledge and Security Agreement (the "Agreement"), is made and entered into this 12th day of February, 1997, by and among R.C. Hill, II, ("Hill"), First Choice Auto Finance, Inc., a Florida corporation
("FCAF") and Eckler Industries, Inc., a Florida corporation ("Eckler") (FCAF and Eckler are referred to collectively as the "Secured Parties").

                                 RECITALS:

       This Agreement is made and entered into under the following circumstances:

      1. Hill is the record shareholder of 176,078 shares (the "Shares") of the outstanding common capital stock, Class B, $.01 par value (the
"Common Stock") of Eckler, such Shares being represented by certificate number 176,078 (the "Certificate").

      2. Hill and Eckler have entered into that certain Merger Agreement and Hill, Eckler, and FCAF have entered into that certain Stock Purchase Agreement, both of even date herewith, pursuant to which Eckler is acquiring certain businesses of Hill (such agreements are referred to herein collectively as the "Acquisition Agreements").

      3. Eckler and FCAF have required the execution and delivery of this Agreement to provide security for the obligations of Hill under the Acquisition Agreements.

      NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Pledge of Shares. Hill hereby pledges his interest in the Shares as security for his obligations (the "Obligations") under the Acquisition Agreements and all agreements executed and delivered in connection with the Acquisition Agreements, including his obligations with respect to the representations and warranties under the foregoing. The Secured Parties shall have (and are hereby granted) a security interest in the Shares (and related Certificates) (herein called the "Collateral") and all proceeds thereof and accessions thereto to secure the Obligations.

      2. Ownership Rights. Unless a breach or default has occurred under the Acquisition Agreements or this Agreement, Hill shall have and enjoy all rights and attributes relating to the Shares, including, without limitation, all voting rights and rights to dividends and other distributions in respect thereof; provided however that Hill shall not transfer any of the Shares during the time when this Agreement is in effect.

      3. Adjustments. In the event that during the term of this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Secured Parties, all new, substituted, and additional shares, options or other securities issued with respect to the pledged Collateral by reason of any such change shall be delivered to the Secured Parties and held by the Secured Parties under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

      4. Warrants and Rights. In the event that during the term of this Agreement, subscription warrants or any other rights or options shall be issued to or for the benefit of Hill or otherwise with respect to the Collateral, such warrants, rights and options shall be immediately assigned and delivered by Hill to the Secured Parties and shall become part of the Collateral hereunder.

      5. Events of Default; the Secured Parties Remedies. In the event Hill shall, following the date hereof: (a) default under or breach of any of the Obligations or this Agreement (collectively, the "Security Documents"), (b) make an assignment for the benefit of his creditors, (c) commence proceedings in bankruptcy for the adjustment of any of Hill's debts under the Bankruptcy Code or under any law, whether state or federal, now or hereafter existing for the relief of debtors, (d) have a receiver appointed for any substantial part of Hill's assets, (e) transfer a substantial part of his property, or (g) become insolvent or unable to pay debts as they mature (each of the foregoing being an "Event of Default"), the Secured Parties shall have the rights and remedies provided in the Florida Uniform Commercial Code in effect on the date of this Agreement (the "Code") and may sell any such Collateral in any manner provided under the Code, and the proceeds of any such sale shall be applied first to the expenses of such sale (including, but not limited to, reasonable attorneys' fees incurred by the Secured Parties in connection with any such default by
Hill) and the balance, if any, shall be paid to Hill. Further, following an Event of Default, the Secured Parties shall have the right, but not the duty, to thereafter exercise all rights with respect to voting privileges for the Shares and upon notice from the Secured Parties, Hill shall no longer exercise any voting rights with respect to the Shares, or if so directed by the the Secured Parties, shall vote the Shares as directed by the Secured Parties.

      If an Event of Default shall occur, the Secured Parties shall satisfy any resulting claim by the Secured Parties against Hill resulting from such Event of Default by causing Shares having an aggregate value (determined as provided below, subject to appropriate adjustment to account for any stock split, stock dividend, combination of shares or other such event which may occur at any time prior to the termination of this Agreement) equal to the amount of such claim by the Secured Parties against Hill to be transferred from Hill to the Secured Parties for cancellation. For purposes hereof, the Shares shall be deemed to have a value per share equal to $17.50.

      No delay or omission on the part of the Secured Parties in exercising any right granted hereunder shall operate as a waiver of such right or any other right. A waiver on any one occasion by the Secured Parties shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Secured Parties, whether granted herein or by the Acquisition Agreements, shall be cumulative and may be exercised separately or concurrently.

      6. Termination of Pledge; Release of Shares. The pledge created hereby shall terminate upon the termination of the Obligations. On termination the Secured Parties shall release their security interest in the Collateral and shall deliver to Hill the Certificates and stock powers relating thereto, and any other Collateral remaining in the possession of the Secured Parties.

      7.   Amendment.   This  Agreement shall not be amended  except  by  a
writing which refers to this Agreement and is executed by each of the parties hereto.

     8. Complete Agreement. This Agreement sets forth the entire understanding of the parties hereto concerning the subject matter hereof, including the agreements referenced herein, and supersedes all prior contracts, arrangements, communications, discussions, representations and warranties, whether oral or written, among the parties relating to the subject matter of this Agreement.

       9. Notices. All notices, requests, consents, and other communications hereunder shall be in writing and delivered to the person to whom the notice is directed, either (i) in person, (ii) by U.S. Mail, as registered or certified item with return receipt requested, (iii) delivered by delivery service, or (iv) sent by facsimile (with confirmation or receipt), telex or telecopy. Notices delivered by mail shall be deemed to be given when deposited in a post office or other depository under the care or custody of the United States Postal Service, enclosed in a wrapper, addressed properly with proper postage affixed or when received at the address set forth herein if delivered or sent by facsimile. All notices shall be addressed as follows:

          If to Hill:              R.C. Hill, II
                              1211 Salerno Court
                              Orlando, FL  32806

          With a copy to:          David A. Webster, Esquire
                              Milam, Otero, Larsen, Dawson &
                                 Taylor, P.A.
                              1301 Riverplace Boulevard, Suite 1301
                              Jacksonville, Florida 32207

          If to the Secured Parties:    Eckler Industries, Inc.
                              5200 S. Washington Avenue
                              Titusville, FL  32780

or to such other address or addresses as the party addressed may from time to time designate to the others in writing in accordance with this paragraph.

      10.   Governing  Law.   This  Agreement  shall  in  all  respects  be
interpreted, governed by, and construed in accordance with the laws of the State of Florida.

      11. Severability. Each section, subsection, and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant, or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed limited by construction in scope and effect to the minimum extent necessary to render the same valid and enforceable, and, if such a limiting construction is not possible, any such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

     12. Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any other person or entity other than the parties hereto any rights or remedies under or by reason of this Agreement.

     13. Headings. The headings in this Agreement are intended solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

      14. Counterparts. This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

      15. Waiver of Trial by Jury. THE PARTIES HEREBY MUTUALLY AGREE THAT NEITHER PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT, INSTRUMENT, OR AGREEMENT EXECUTED IN CONNECTION HEREWITH, ANY RELATED AGREEMENT OR INSTRUMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AN VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. ECKLER HAS IN NO WAY AGREED WITH OR REPRESENTED TO GUARANTOR OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first written above.

                              Hill:


                              /S/ R.C. Hill, II
                              R.C. Hill, II




                              Eckler:


                              ECKLER INDUSTRIES, INC.,
                               a Florida corporation

                              By:/S/ J. Neal Hutchinson, Jr.
                              Title:Asst. V. P.


                              FCAF:


                              FIRST CHOICE AUTO FINANCE,
                               INC.,
                              a Florida corporation

                              By:            /S/
                              Title: